                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement             [ ] Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                      U.S.-China Industrial Exchange, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              1. Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

              2. Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

               3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

               4. Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

               5. Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1. Amount Previously Paid:

    ----------------------------------------------------------------------------

               2. Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

               3. Filing Party:

    ----------------------------------------------------------------------------

               4. Date Filed:

    ----------------------------------------------------------------------------

                                                              May 20, 1998

Dear Shareholder:

                  You are cordially invited to attend the Annual Meeting of Shareholders to be held at the offices of U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland, on Wednesday, June 17, 1998 at 10:00 A.M., local time. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement which accompany this letter. We request that you read these documents carefully.

                  We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

                                                      Sincerely,

                                                      ROBERTA LIPSON

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 17, 1998

To the Shareholders of U.S.-China Industrial Exchange, Inc.:

                  NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Meeting") of U.S.-China Industrial Exchange, Inc. (the "Company") will be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Wednesday, June 17, 1998 at 10:00 A.M., local time, to consider and act upon the following matters:

                  1. The election of six directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

                  2. The ratification and approval of the appointment of Ernst & Young, LLP as independent certified accountants for the Company for the fiscal year ending December 31, 1998;

                  3. The amendment of the Company's 1994 Stock Option Plan to increase from 228,000 to 500,000 the number of shares of Common Stock for which options may be granted thereunder and to effect related changes; and

                  4. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

                  Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

                  The close of business on May 18, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                      By Order of the Board of Directors,

                                      ELYSE BETH SILVERBERG
                                        Secretary

Bethesda, Maryland
May 20, 1998

================================================================================

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

================================================================================

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                  This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of U.S.-China Industrial Exchange, Inc. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 1998 Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, June 17, 1998, at 10:00 A.M., local time, at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and Proxies is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is May 20, 1998.

                  Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of each of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders and described below.

                  A Proxy may be revoked by a shareholder at any time before its exercise by filing with Elyse Beth Silverberg, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

                  The close of business on May 18, 1998 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 4,772,500 shares of Common Stock and 2,000,000 shares of Class B Common Stock outstanding. The shares of Class B Common Stock are convertible at any time into shares of Common Stock on a one-for-one basis. Each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to six votes for each share held by such holder. Shares of Common Stock and Class B Common Stock vote as one class.

                  A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting for determining the presence of a quorum.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

                  At the Meeting, shareholders will elect six directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Mmes. Roberta Lipson and Elyse Beth Silverberg and Messrs. Lawrence Pemble, Robert C. Goodwin, Jr., A. Kenneth Nilsson and Julius Y. Oestreicher (collectively, the "nominees") to serve as directors upon their nomination at the Meeting. All nominees currently serve on the Board of Directors and their terms expire at the Meeting. Each nominee has advised the Company of his or her willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

                  The directors and executive officers of the Company and their present positions with the Company are as follows:

Name                           Positions with the Company
----                           --------------------------
Roberta Lipson(1)              Chairperson of the Board of Directors,
                               Chief Executive Officer and President

Elyse Beth Silverberg(1)       Executive Vice President, Secretary and
                               Director

Lawrence Pemble                Executive Vice President Finance and Business
                               Development and Director

Robert C. Goodwin, Jr.         Executive Vice President Operations, Treasurer,
                               Assistant Secretary, General Counsel and Director

A. Kenneth Nilsson(2)          Director

Julius Y. Oestreicher(2)       Director

---------------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

                  All directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders and hold office until their death, until they resign or until they have been removed from office.

INFORMATION ABOUT NOMINEES

                  Set forth below is certain information with respect to each director and nominee:

                  ROBERTA LIPSON, 42, co-founded the Company in 1981. Ms. Lipson has served as the Chairperson of the Board of Directors, Chief Executive Officer and President since that time. From 1979 until founding the Company in 1981, Ms. Lipson was employed in China by Sobin Chemical, Inc., a worldwide trading company, as Marketing Manager, coordinating marketing and sales of various equipment in China. Ms. Lipson was employed by Schering-Plough Corp. in the area of product marketing until 1979. Ms. Lipson received a B.A. degree in East Asian Studies from Brandeis University and an M.B.A. from Columbia University Graduate School of Business. Ms. Lipson's husband is the cousin of Ms. Silverberg.

                  ELYSE BETH SILVERBERG, 41, co-founded the Company in 1981. Ms. Silverberg has served as the Company's Executive Vice President and Secretary and as a Director since that time. Prior to founding the Company, from 1980 to 1981 Ms. Silverberg worked with Ms. Lipson at Sobin Chemical, Inc. and was an intern in China with the National Council for U.S.-China Trade from 1979 to 1980. Ms. Silverberg received a B.A. degree in Chinese Studies and History from the State University of New York at Albany.

                  LAWRENCE PEMBLE, 41, joined the Company in 1984 and has served as Executive Vice President Finance and Business Development since January 1996. From 1986 until 1996, Mr. Pemble served as Vice President of Marketing. From 1986 through April 1992 and September 1993 to the present, Mr. Pemble has also served as a Director of the Company. Prior to joining the Company, Mr. Pemble was employed by China Books and Periodicals, Inc. as Manager, East Coast Center. Mr. Pemble received a B.A. degree in Chinese Studies and Linguistics from the State University of New York at Albany.

                  ROBERT C. GOODWIN, JR., 57, has served as Executive Vice President Operations since January 1996, as Assistant Secretary since June 1995 and as General Counsel, Treasurer and a Director of the Company since October 1992. In addition to his other duties, from October 1992 until January 1996, Mr. Goodwin served as Vice President of Operations for the Company. Prior to joining the Company, Mr. Goodwin was engaged in the private practice of law from 1979 to 1992, with a specialty in international law, in Washington, D.C. and had served as the Company's outside counsel since 1984. Prior to such employment, Mr. Goodwin served for two years as the Assistant General Counsel for International Trade and Emergency Preparedness for the United States Department of Energy and for three years as the Deputy Assistant General Counsel for the Federal Energy Administration. From 1969 until 1974, Mr. Goodwin served as an attorney-advisor for the U.S. Department of Commerce. Mr. Goodwin received a B.A. degree from Fordham University and a J.D. from Georgetown University Law Center.

                  A. KENNETH NILSSON, 65, has served as a Director of the Company since January 1996. Since 1989, Mr. Nilsson has served as Chairman of Eureka Group, Inc., a consulting firm he founded in 1972. Prior to 1989, Mr. Nilsson served as Vice Chairman of Cooper Companies, Inc., President of Cooper Laboratories, Inc., and President of Cooper Lasersonics, Inc. He previously served as an executive of Max Factor & Co., Ltd. and of Pfizer International, Inc. Mr. Nilsson received a B.A. degree in Telecommunications from the University of Southern California and an M.A. in Political Science from the University of California.

                  JULIUS Y. OESTREICHER, 68, has served as a Director of the Company since January 1996. Mr. Oestreicher has been a partner with the law firm of Oestreicher & Ennis, LLP and its predecessor firms for thirty years, engaged primarily in estate, tax and business law. Mr. Oestreicher received a B.S. degree in Business Administration from City College of New York and a J.D. from Fordham University School of Law.

COMMITTEES

                  The Board of Directors held two meetings and took action by unanimous written consent three times during 1997. Each director attended all meetings of the Board of Directors that occurred during 1997.

                  The Company has no executive or nominating committee of the Board of Directors, but has a Compensation Committee and an Audit Committee.

                  The function of the Compensation Committee is to make relevant compensation decisions of the Company and to attend to such other matters relating to compensation as may be prescribed by the Board of Directors. The Compensation Committee did not meet formally during 1997; however, its members met informally from time to time.

                  The function of the Audit Committee is to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Audit Committee held two meetings during 1997.

COMPENSATION OF DIRECTORS

         Each director who is not an employee of the Company is paid a retainer at the rate of $1,000 per annum for service on the Board of Directors and an additional $500 for each meeting of the Board of Directors attended. The Company also reimburses each director for reasonable expenses in attending meetings of the Board of Directors. Directors who are also employees of the Company are not separately compensated for their services as directors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth information as to the ownership of shares of the Company's Common Stock and Class B Common Stock as of April 15, 1998 with respect to (i) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock or the Class B Common Stock,
(ii) each director and nominee for director, (iii) each executive officer of the Company named in the Summary Compensation Table under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group.

                                                Amount and Nature
                                                  of Beneficial
                                                 Ownership (2)(3)                   Percent of:
                                       -----------------------------------    -------------------------
Name and Address of                     Common              Class B           Common         Class B
Beneficial Shareholder (1)               Stock         Common Stock (4)(5)     Stock       Common Stock
--------------------------              ------         -------------------     -----       ------------
Roberta Lipson                         488,000(6)            1,040,000(7)       9.3%           52.0%

Elyse Beth Silverberg                  359,000(8)              680,000          7.0%           34.0%

Lawrence Pemble                        100,300(9)              200,000          2.1%           10.0%

Robert C. Goodwin, Jr.                  82,333(10)                   0          1.7%              0%

Julius Y. Oestreicher                   74,000(11)                   0          1.5%              0%
  235 Mamaroneck Avenue
  White Plains, New York

A. Kenneth Nilsson                      10,000                       0          *                 0%
  P.O. Box 2510
  Monterey, California

All Executive Officers and           1,113,633(12)           1,920,000         19.1%           96.0%
Directors as a Group (6 persons)

----------------------
* Less than 1%.

(1) Unless otherwise indicated, the business address of each person named in the table is c/o U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3) Beneficial ownership is calculated in accordance with Regulation S-B as promulgated by the Securities and Exchange Commission.

(4) Mmes. Lipson and Silverberg and Mr. Pemble have placed 240,000, 153,000 and 51,000 shares, respectively, of Class B Common Stock in escrow and may vote, but not dispose of, any of such shares during the term of the escrow agreement. See "Escrow Shares" below.

(5) The Class B Common Stock is entitled to six votes per share, whereas the Common Stock is entitled to one vote per share.

(6) Includes 486,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants.

(7) Includes 40,000 shares held by the Ariel Benjamin Lee Trust, of which Ms. Lipson is a Trustee.

(8) Includes 324,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants.

(9) Includes 96,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants.

(10) Includes 32,250 shares that may be purchased pursuant to Class A Warrants and Class B Warrants and 39,333 shares that may be purchased pursuant to stock options that are exercisable currently or within 60 days.

(11) Does not include 80,000 shares of Common Stock beneficially owned by Mr. Oestreicher's wife, which includes 60,000 shares that may be purchased pursuant to Class A Warrants and Class B Warrants, as to which Mr. Oestreicher disclaims beneficial ownership. Includes 64,000 shares issuable upon the exercise of 16,000 Unit Purchase Options, as defined herein. Each such option represents the right to purchase one unit, each of which consists of one share of Common Stock, one Class A Warrant and one Class B Warrant. Also includes 10,000 shares that may be purchased pursuant to currently exercisable stock options.

(12) Includes an aggregate of 1,051,583 shares that may be purchased pursuant to Unit Purchase Options, Class A Warrants, Class B Warrants and currently exercisable stock options.

ESCROW SHARES

                  Of the 2,000,000 shares of Class B Common Stock outstanding on the date hereof, 450,000 shares (the "Escrow Shares") are held in escrow and will not be assignable or transferable (but may be voted) until such time, if ever, as the Escrow Shares are released from escrow in accordance with terms of the escrow agreement. Each current holder of Class B Common Stock of the Company contributed pro rata to the number of Escrow Shares in accordance with their percentage ownership of Class B Common Stock. All Escrow Shares remaining in escrow on March 31, 1999 will be forfeited and then canceled and contributed to the Company's capital. The arrangement relating to the Escrow Shares was required by the underwriter as a condition to the Company's initial public offering.

                  A shareholder's rights to his or her shares in escrow are not affected by any change in his or her status as an employee, officer or director of, or his or her relationship with, the Company, and, in the event of such shareholder's death, the terms of the escrow agreement will be binding on such shareholder's executor, administrator, estate and legatees.

                  All Escrow Shares will be released from escrow if and only if:
(a) the Minimum Pretax Income (as defined below) is at least $3,750,000 for the fiscal year ending December 31, 1997, or (b) the Minimum Pretax Income is at least $5,000,000 for the fiscal year ending December 31, 1998, or (c) the closing Bid Price of the Common Stock averages in excess of $14.60 per share (subject to adjustment in the event of any stock split, dividend or distribution, reverse stock split or other similar event) for 20 consecutive trading days at any time prior to August 18, 1997. Conditions (a) and (c) above are no longer applicable.

                  "Minimum Pretax Income" means for any fiscal year the Company's income before provision for income taxes and exclusive of any extraordinary earnings and exclusive of any charges to income resulting from the release of any Escrow Shares, all as reflected on the Company's audited financial statements. For purposes of calculating Minimum Pretax Income, if additional shares of Common Stock are issued, then the foregoing Minimum Pretax Income levels for any year are subject to proportional increase. Accordingly, the Minimum Pretax Income levels set forth above are subject to proportional increase to reflect the issuance of shares of Common Stock, including shares of Common Stock issuable upon exercise of Warrants, in connection with the second public offering by the Company that was completed in November 1996. Since the principal market for the Common Stock presently is the NASDAQ National Market the term "Bid Price" presently means the closing sales price of the Common Stock as reported on that market.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                  The following table sets forth information concerning the annual and long term compensation during the Company's last three fiscal years of the Company's Chief Executive Officer and other most highly compensated executive officers whose salary and bonus for 1997 exceeds $100,000 for services rendered in all capacities to the Company and its subsidiaries:

                                                                                      Long Term
                                             Annual Compensation                    Compensation
                               -------------------------------------------------    ------------
                                                                       Other
Name and                                                               Annual       Shares Under-
Principal Position             Year         Salary        Bonus     Compensation    lying Options
------------------             ----         ------        -----     ------------    -------------
Roberta Lipson,                1997        $167,670        ---       $26,421(1)          ---
  Chairperson of               1996        $154,913      $43,000     $18,620(1)          ---
  the Board, Chief             1995        $135,000        ---           ---             ---
  Executive Officer
  and President

Elyse Beth Silverberg,         1997        $161,460        ---        $29,834(2)         ---
  Executive Vice               1996        $149,175      $43,000      $22,936(2)         ---
  President and                1995        $130,000        ---        $23,600(2)         ---
  Secretary

Lawrence Pemble,               1997        $161,221        ---           ---             ---
  Executive Vice               1996        $144,278      $43,000         ---             ---
  President Finance            1995        $123,733        ---           ---             ---
  and Business
  Development

Robert C. Goodwin, Jr.         1997        $141,875      $31,203         ---            20,000
  Executive Vice               1996        $126,602      $73,003         ---            10,000
  President Operations,        1995        $110,000        ---           ---             ---
  Treasurer, Assistant
  Secretary and General
  Counsel

-------------------------

(1) Includes tuition expense for Ms. Lipson's sons in China in the amounts of $23,971 for 1997 and $18,620 for 1996.

(2) Includes yearly rental expense in the amount of $9,400 for Ms. Silverberg's housing in China and tuition expense in the amounts of $20,434 for 1997, $13,536 for 1996 and $14,200 for 1995 for Ms. Silverberg's son in China.

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                             % OF TOTAL                                            ANNUAL RATES OF STOCK
                         NUMBER OF           OPTIONS                                               PRICE APPRECIATION FOR
                         SECURITIES          GRANTED TO                                            OPTION TERMS
                         UNDERLYING          EMPLOYEES         EXERCISE OR      EXPIRATION         ----------------------
NAME                     OPTIONS GRANTED     IN FISCAL 1997    BASE PRICE       DATE               5%($)        10%($)
----                     ---------------     ---------------   --------------   ---------------    -------      --------
Robert C. Goodwin, Jr.        20,000(1)            24.2%        $4.25/share     January 9, 2007    $53,456      $135,468

---------------
(1) The options are exercisable as to one-third of the total number of shares on each of January 9, 1997, 1998 and 1999.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                           NUMBER OF SECURITIES
                         SHARES                            UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-THE-
                         ACQUIRED          VALUE           OPTIONS AT FISCAL YEAR END    MONEY OPTIONS AT FISCAL YEAR END
NAME                     ON EXERCISE (#)   REALIZED ($)    EXERCISABLE/ UNEXERCISABLE    EXERCISABLE/ UNEXERCISABLE(1)
----                     ---------------   ------------    ---------------------------   --------------------------
Robert C. Goodwin, Jr.         0               $0               29,333/16,667                      $0/$0

---------------
(1) Based on the closing bid price per share of $1.75 on the last day of fiscal 1997.


EMPLOYMENT AGREEMENTS

                  The Company has entered into an employment agreement, as amended to date, with each of Mmes. Lipson and Silverberg and Messrs. Pemble and Goodwin providing for base salaries to be subject to annual review and adjustment as determined by the Company and which currently are $150,903, $145,314, $139,725 and $122,958, respectively. Each such executive officer also receives additional benefits, including those generally provided to other executive officers of the Company. In addition, each of Mmes. Lipson and Silverberg receives reimbursement of expenses relating to residing in China. Each employment agreement also contains non-competition provisions that preclude each executive from competing with the Company for a period of two years from the date of his or her termination of employment unless his or her employment is terminated by the Company without cause, as such term is defined in the employment agreements. Each employment agreement has been automatically extended for the one-year period ending April 30, 1999, and is subject to successive annual renewal.

                  The Company has obtained individual term life insurance policies covering each of Mmes. Lipson and Silverberg in the amount of $2,000,000 per person. The Company is the sole beneficiary under these policies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and persons who are the beneficial owners of more than ten percent of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                   PROPOSAL 2
                            RATIFICATION OF SELECTION
                                       OF
                        INDEPENDENT CERTIFIED ACCOUNTANTS

                  The Board of Directors believes it is appropriate to submit for approval by its shareholders its selection of Ernst & Young, LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1998.

                  Representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.

                                   PROPOSAL 3
        APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN

                  The Company's 1994 Stock Option Plan, as amended (the "Stock Option Plan") was adopted by the Company's Board of Directors on April 27, 1994 and amended by the Board of Directors on July 29, 1994 and January 9, 1997. On September 26, 1997, the Company's Board of Directors approved an amendment to the Stock Option Plan and directed that the amendment be submitted to the Company's shareholders for approval at the Meeting. The amendment provides for an increase of 272,000, from 228,000 to 500,000, in the number of shares of Common Stock for which options may be granted under the Stock Option Plan. The Board of Directors adopted the amendment upon evaluating the Company's existing compensation programs, the Company's long-range goals and expansion plans and the Company's continuing need to attract, motivate and retain qualified key employees, officers and directors.

                  Subject to shareholder approval of the amendment to the Stock Option Plan, set forth below is the number of shares of Common Stock underlying options currently determined to be granted under the Stock Option Plan to each of the persons indicated:

                                NEW PLAN BENEFITS
                             1994 Stock Option Plan

Name and Position                                        Dollar Value         Number of Options
-----------------                                        ------------         -----------------
Roberta Lipson (CEO)                                       $      0                      0
Elyse Beth Silverberg (Executive VP)                       $      0                      0
Lawrence Pemble (Exec. VP Finance)                         $      0                      0
Robert C. Goodwin, Jr. (Exec. VP Operations)               $      0                      0
Executive Group                                            $      0                      0
Non-Executive Director Group                               $      0                      0
Non-Executive Officer Employee Group                       $ 76,500                 17,000

                               VOTING REQUIREMENTS

                  Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the votes cast in favor of or against such action at the Meeting by the holders of shares entitled to vote on such matter will be required to ratify the appointment of Ernst & Young, LLP as independent certified accountants of the Company for the fiscal year ending December 31, 1998 (Proposal 2) and to approve the amendment to the Stock Option Plan to increase from 228,000 to 500,000 the number of shares of Common Stock for which options may be granted thereunder and to effect related changes (Proposal 3). Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter.

                  THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY AND FOR PROPOSALS 2 AND 3.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

                  Any shareholder proposal intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company not later than January 20, 1999 for inclusion in the Company's proxy statement and form of proxy for that meeting.

OTHER MATTERS

                  Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

                  All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                    By Order of the Board of Directors,

                                    ELYSE BETH SILVERBERG
                                      Secretary

May 20, 1998

                                                                      APPENDIX 1

                                   PROXY CARD

PROXY                                                                      PROXY

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of U.S.-CHINA INDUSTRIAL EXCHANGE, INC., revoking all proxies heretofore given, hereby constitute and appoint Roberta Lipson and Elyse Beth Silverberg and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1998 Annual Meeting of Shareholders of U.S.-CHINA INDUSTRIAL EXCHANGE, INC., to be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Wednesday, June 17, 1998 at 10:00 A.M., local time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse side.

           (Please mark, date and sign this proxy on the reverse side)

A [X] Please mark your
      votes as in this
      example

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES AND
                              FOR PROPOSALS 2 AND 3


                       FOR all nominees            WITHHOLD
                        listed to right        authority to vote
1. Election of        (except as marked            for all
   six Directors       to the contrary)        listed nominees
                             [ ]                     [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided.)

NOMINEES: Roberta Lipson, Elyse Beth Silverberg, Lawrence Pemble, Robert C.
          Goodwin, Jr., A. Kenneth Nilsson and Julius Y. Oestreicher


2. Proposal to ratify the Board of Director's selection of Ernst & Young, LLP as the Company's independent certified accountants for the year ending December 31, 1998.

                 FOR              AGAINST             ABSTAIN
                 [ ]                [ ]                 [ ]

3. Proposal to amend the Company's 1994 Stock Option Plan to increase from 228,000 to 500,000 the number of shares for which options may be granted thereunder and to effect related changes.

                 FOR              AGAINST             ABSTAIN
                 [ ]                [ ]                 [ ]

4. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal No. 1 and FOR Proposals 2 and 3 and in accordance with their discretion on such other matters as may properly come before the meeting.

DATED _________________________________________________________________, 1998

_____________________________________________________________________________

_____________________________________________________________________________
                               Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY